Exhibit 99.1

AMENDMENT NO. 1 TO

SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT (this “Amendment”) is made as of February 7, 2018, among CARMAX AUTO OWNER TRUST 2018-1, a Delaware statutory trust (the “Trust”), CARMAX AUTO FUNDING LLC, a Delaware limited liability company (the “Depositor”), and CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company (“CarMax”), as servicer (in such capacity, the “Servicer”).

WHEREAS the Trust, the Depositor and CarMax are parties to the Sale and Servicing Agreement, dated as of January 1, 2018 (as amended, supplemented and otherwise modified from time to time, the “Sale and Servicing Agreement”). Capitalized terms used herein but not otherwise defined have the meanings set forth in Appendix A to the Sale and Servicing Agreement;

WHEREAS the parties desire to amend the Sale and Servicing Agreement pursuant to Section 10.1(c) thereof;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.    Amendments to Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended as follows:

(A)	The definition of “Class A-1 Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$290,888.89” therein and replacing it with “$288,811.11”.

(B)	The definition of “Class A-2a Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$487,812.50” therein and replacing it with “$509,926.67”.

(C)	The definition of “Class A-3 Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$617,726.67” therein and replacing it with “$569,986.67”.

(D)	The definition of “Class A-4 Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$180,180.00” therein and replacing it with “$173,450.20”.

(E)	The definition of “Class B Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$64,382.50” therein and replacing it with “$62,715.16”.

(F)	The definition of “Class C Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$70,554.17” therein and replacing it with “$59,540.83”.

(G)	The definition of “Class D Monthly Interest” in Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the dollar value “$41,282.50” therein and replacing it with “$50,679.18”.

2.    Effectiveness. This Amendment shall become effective on the date hereof.

3.    Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

4.    Officer’s Certificates of Servicer and Depositor. The Servicer hereby certifies that the execution of this Amendment is authorized or permitted under Section 10.1(c) of the Sale and Servicing Agreement and that all conditions precedent provided for in the Sale and Servicing Agreement to the execution of this Amendment have been complied with. The Depositor hereby certifies that the execution of this Amendment is authorized or permitted under the Trust Agreement and that all conditions precedent provided for in the Trust Agreement to the execution and delivery of this Amendment have been satisfied.

5.    Instruction to Owner Trustee. The Depositor, as the sole Certificateholder, directs the Owner Trustee, on behalf of the Trust, to execute this Amendment.

6.    Miscellaneous. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Sale and Servicing Agreement and shall not constitute a novation of the Sale and Servicing Agreement; and the Sale and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Sale and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

CARMAX AUTO OWNER TRUST 2018-1

By: WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Vice President

CARMAX AUTO FUNDING LLC,
as Depositor and as holder of 100% of the outstanding Certificates

By:	/s/ Enrique Mayor-Mora
Name:	Enrique Mayor-Mora
Title:	Vice President and Treasurer

CARMAX BUSINESS SERVICES, LLC,
as Servicer

By:	/s/ Thomas W. Reedy
Name:	Thomas W. Reedy
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amend No. 1

(CAOT 2018-1)